UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 14, 2010, pursuant to the terms of an Agreement and Plan of Merger (as amended, the “Merger Agreement”) among Agilent Technologies, Inc., a Delaware corporation (“Agilent”), Cobalt Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Agilent (“Merger Sub”), and Varian, Inc., a Delaware corporation (“Varian”), Agilent completed its acquisition of Varian via the merger of Merger Sub with and into Varian, with Varian continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Agilent (the “Merger”).

At the effective time and as a result of the Merger, each share of common stock of Varian issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any Varian stockholders who properly exercised statutory appraisal rights and shares owned by Varian as treasury stock or by any subsidiary of Varian, was automatically converted into the right to receive $52.00 in cash, without interest and less any applicable withholding taxes. Varian’s unvested restricted stock units and performance shares were also paid out at $52 per share and Varian’s in the money stock options were paid out at $52 per share less the applicable exercise price, in all cases without interest and less any applicable withholding taxes. The aggregate purchase price for the acquisition was approximately $1.5 billion.

Item 9.01  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of July 26, 2009 by and among Agilent Technologies, Inc., Cobalt Acquisition Corp. and Varian, Inc.*

*Incorporated by reference to Exhibit 2.1 filed with Agilent’s Quarterly Report on Form 10-Q filed on September 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: May 20, 2010

EXHIBIT LIST

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of July 26, 2009 by and among Agilent Technologies, Inc., Cobalt Acquisition Corp. and Varian, Inc.*

*Incorporated by reference to Exhibit 2.1 filed with Agilent’s Quarterly Report on Form 10-Q filed on September 4, 2009